Victory Funds

Victory CEMP US 500 Enhanced Volatility Wtd Index Fund

(formerly, Compass EMP U.S. 500 Enhanced Volatility Weighted Fund)

Supplement dated October 28, 2015

to the Prospectus dated October 28, 2015 (“Prospectus”)

The following information hereby supersedes or supplements information contained in the Prospectus until November 9, 2015:

1.              New CDSC for Class C Shares. Effective November 9, 2015, the Fund will impose a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares sold within 12 months of purchase. The CDSC will be based on the current value of the shares being sold or their net asset value when purchased, whichever is less.

Please note that no CDSC will be applied to Class C shares of the Fund purchased prior to November 9, 2015 or on Class C shares acquired by reinvestment of dividends or capital gains distributions.

2.              Sales Charge Change. Prior to November 9, 2015 the sales charge for Class A shares of the Fund is as follows:

Class A Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above	0.00%	0.00%	0.00%

3.              Class I shares. Prior to November 9, the following applies to Class I shares of the Fund:

Class I Shares: Class I shares of a Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares require a minimum initial investment of $100,000. There is no minimum initial investment for the following types of investors:

•                  401(k) plan retirement accounts and those deemed by the Advisor to be substantially similar to 401(k) accounts;

•                  directors, trustees, employees, and family members of employees of the Advisor or “Affiliated Providers;”**

•                  investors in select fee based programs; and

•                  brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of the Fund.

4.              Name Change. Effective November 9, 2015, the Fund will change its name to the Victory CEMP US 500 Enhanced Volatility Wtd Index Fund from the Compass EMP U.S. 500 Enhanced Volatility Weighted Fund.

5.              Transfer Agent change. Gemini Fund Services, LLC will serve as the Fund’s transfer agent from October 28, 2015 until November 8, 2015.  Effective November 9, 2015 SunGard Investor Services LLC will assume the role of transfer agent for the Fund.

To contact the Fund prior to November 9, 2015:

By Phone:                                                                                                                                        888-944-4367

By Regular Mail:                                                                                                  Compass EMP Funds c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154

By Express/Overnight Mail:                                         Compass EMP Funds c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

6.              Distributor change. Northern Lights Distributors, LLC will serve as the Fund’s distributor from October 28, 2015 until October 31, 2015.  Effective November 1, 2015, Victory Capital Advisers, Inc. will assume the role of distributor for the Fund.

7.              Custodian change. US Bank, N.A. will serve as the Fund’s custodian from October 28, 2015 until October 31, 2015.  Effective November 1, 2015, Citibank N.A. will assume the role of custodian of the Fund’s investments and cash settles trades made by the Fund.

8.              Administrator and Fund Accountant change. Gemini Fund Services, LLC will serve as the Fund’s administrator and accountant from October 28, 2015 until October 31, 2015.  Effective November 1, 2015, Victory Capital Management Inc. will assume the role of administrator and fund accountant for the Fund.

9.              Sub-Administrator and Sub-Fund Accountant. Citi Fund Services Ohio, Inc. will assume the role of sub-administrator, sub-fund accountant for the Fund’s on November 1, 2015.

If you wish to obtain more information prior to November 9, 2015,

please call the Victory Funds at 888-944-4367.

If you wish to obtain more information on or after November 9, 2015,

please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.